UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 03, 2005
                                                 (December 27, 2004)


                        UNION DENTAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

Florida                             000-32563                      650710392
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)

 1700 University Drive, Suite 200, Coral Springs, FL             33071
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (954) 575-2252

                        NATIONAL BUSINESS HOLDINGS, INC.
                     4878 Ronson Court, San Diego, CA 92111
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         (Former name or former address, if changed since last report.)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Union Dental Holdings, Inc. (the "Company") is amending its Form 8-K filed on January 4, 2005, to include: (i) the articles of incorporation for its subsidiary, Union Dental Corporation, (ii) the articles of incorporation for Direct Dental Services, Inc., (iii) Bylaws for Union Dental Corporation, (iv) Bylaws for Direct Dental Services, Inc., (v) Robert Gene Smith's Employment
Agreement, (vi) Business Affiliate Agreement, and (vii) Management Services Agreement. This Form 8-K/A does not amend or restate any information previously filed on the associated Form 8-K filed on January 4, 2005.


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.


** Information previously filed on the associated Form 8-K filed on January 4, 2005.


Item 4.01 Changes In Registrant's Certifying Accountant

** Information previously filed on the associated Form 8-K filed on January 4, 2005.



Section 5 - Corporate Governance and Management


Item 5.01  Change in Control of Registrant.

** Information previously filed on the associated Form 8-K filed on January 4, 2005.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

** Information previously filed on the associated Form 8-K filed on January 4, 2005.


Item 5.05 Amendment to the Registrant's Code of Ethics or Waiver of a Provision of the Code of Ethics.

** Information previously filed on the associated Form 8-K filed on January 4, 2005.



Section 8 - Other Events

Item 8.01  Other Events.

Certificate of Incorporation and By-laws.

     As soon as practicable following the Acquisition, the articles of incorporation of the Company will be amended and restated to: (i) change the name of the Company to Union Dental Holdings, Inc. As soon as practicable following the Acquisition, the bylaws of the Company will be amended and restated in their entirety.

Section 9 - Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

** Information previously filed on the associated Form 8-K filed on January 4, 2005.


     (b) ProForma Financial Information

** Information previously filed on the associated Form 8-K filed on January 4, 2005.


     (c) Exhibits.

Exhibit No.    Description
----------------------------------------------------------------------

2.3     *      Reorganization  Agreement,  dated December 28, 2004, by and among the Company,  Union  Dental,  DDS and the  shareholders  of Union
               Dental and DDS.

2.4     *      Asset  Purchase  Agreement  dated  October  15, 2004 by and among
               Union Dental and George D. Green, DDS, P.A.

3(i).3  **     Articles of Incorporation of Union Dental Corp.(to be provided under seperate cover.)

3(i).4  **     Articles of Incorporation of Direct Dental Services, Inc. (to be
               provided under seperate cover.)

3(ii).2 **     Bylaws of Union Dental Corp. (to be provided under
               seperate cover.)

3(ii).3 **     Bylaws of Direct Dental Services, Inc.(to be provided under seperate cover.)

4.1     *      Form of Option issued to Union Dental optionholders.

10.1    **     Business Associate  Agreement dated October 15, 2004 by and among
               Union Dental and George D. Green, DDS, P.A. (to be provided under seperate cover.)

10.2    **     Management Services Agreement dated October 15, 2004 by and among
               Union Dental and George D. Green, DDS, P.A. (to be provided under seperate cover.)

10.3    *      Employment  Agreement  dated  March 20,  2004 by and among  Union
               Dental and Dr. George D. Green.

10.4    *      Employment  Agreement  dated  October 26, 2004 by and among Union
               Dental and Dr. Leonard I. Weinstein.

10.5    *      Shareholder's  Agreement  and  Management  Contract  by and among
               Union Dental and Tropical Medical Services.

10.6    **     Employment  Agreement  dated February 15, 2004 by and among Union
               Dental and Robert Gene Smith.

10.7    *      2004 Stock Option Plan for Union Dental.

14.1    *      Code of Ethics.

16.1    *      Letter from  Lawrence  Scharfman to the  Securities  and Exchange
               Commission dated January 3, 2005.

17.1    *      Letter of Resignation of Dr. Melvyn Greenstein.

17.2    *      Letter of Resignation of Roger E. Pawson

--------------------------------
 *  Filed with the 8-K on January 4, 2005.
**  Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        NATIONAL BUSINESS HOLDINGS, Inc.


February 03, 2005            By:  /s/ Dr. George D. Green
                                 ------------------------------------------
                                 Name: George D. Green
                                 Title: President and Chief Executive Officer






















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